                                                                   EXHIBIT 10.3


                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                                 PERFORMANCE BASED BONUS PROGRAM
                                                       SENIOR VICE PRESIDENT AND
                                                                 GENERAL COUNSEL
                                                       EFFECTIVE JANUARY 1, 1995

The Senior Vice President and General Counsel is eligible to receive up to 85% of December 31 base salary as per the following criteria:

         ACTUAL PRE-TAX NET INCOME: Provided the actual pre-tax net income of the Corporation equals $10,000,000, the Senior Vice President and General Counsel will receive a designated percentage of December 31 base salary as indicated by the following schedule:



                            Actual Pre-tax                          December 31 Base Salary
                            Income Results                                 Percentage
                            --------------                                 ----------
                    $10,000,000.00 - $12,999,999.99                             20%
                    -------------------------------                            ----
                    $13,000,000.00 - $13,999,999.99                             25%
                    -------------------------------                            ----
                    $14,000,000.00 - $14,999,999.99                             30%
                    -------------------------------                            ----
                    $15,000,000.00 - $15,999,999.99                             35%
                    -------------------------------                            ----
                    $16,000,000.00 - $16,999,999.99                             40%
                    -------------------------------                            ----
                    $17,000,000.00 - $17,999,999.99                             50%
                    -------------------------------                            ----
                    $18,000,000.00 - $18,999,999.99                             55%
                    -------------------------------                            ----
                           $19,000,000.00 +                                     85%
                    -------------------------------                            ----


PAYMENT

Bonuses are 50% payable at the end of January and 50% payable by March 15 of the following year the bonus is earned. The individual must be employed in this capacity with the Company on the date bonuses are distributed to receive a bonus. However, in the event of a promotion or transfer, the bonus will be allocated to time employed with each position. No amounts are considered due or payable in the event the employment relationship with the Company is terminated.

MANAGEMENT RESERVES THE RIGHT TO REVISE THIS PROGRAM AS IT CONSIDERS NECESSARY.

ACKNOWLEDGED:


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          Name                           Date